UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

AZZAD FUNDS

(Exact name of registrant as specified in charter)

3141 Fairview Park Drive, Suite 355

Falls Church, VA  22042

(Address of principal executive offices)(Zip code)

Bashar Qasem

3141 Fairview Park Drive

Suite 355

Falls Church, VA  22042

(Name and address of agent for service)

With copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH, 45202

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

AZZAD FUNDS

Invest with faith

Azzad Wise Capital Fund
(Ticker: WISEX)
First Halal Fixed-Income Fund

Azzad Ethical Fund
(Ticker: ADJEX)
Halal Equity Mutual Fund

ANNUAL REPORT JUNE 30, 2021

8000 Town Centre Drive, Suite 400 | Broadview Heights, Ohio 44147
OFFICE 888.350.3369 or 440.922.0066 | **FAX** 440.526.4446 | www.azzadfunds.com
Azzad Asset Management, Inc. | Adviser to the Azzad Funds | 888.86.AZZAD (888.862.9923)

AZZAD FUNDS

SHAREHOLDER LETTER

JUNE 30, 2021 (UNAUDITED)

Dear Azzad Funds Shareholder,

Enclosed please find your copy of the Azzad Funds annual report, in which you can read a review of your investments for the 12-month period ended June 30, 2021.

The Funds’ fiscal year was one of pandemic uncertainty tinged with hope—hope that a robust campaign of mass vaccinations would power markets to even greater heights as consumers caught up on deferred purchases and businesses ramped back up to meet their needs. As of this writing, the economy finds itself in a gray area between the hoped-for full recovery and the lockdowns of 2020. Thanks to the Delta variant of the novel coronavirus, the uncertainty that characterized much of the year is compounded.

Throughout the Funds’ fiscal year, market dynamics were mixed. Booming fixed income markets, generally a sign of pessimism, suggested weaker growth. In early 2021, as hope spread that vaccines and pent-up consumer spending would conspire to unleash a prolonged expansion, Treasuries sold off, pushing the 10-year yield up to 1.74% at the end of March. That proved temporary, however, as yields dropped in subsequent sessions. Equities posted all-time highs.

A pickup in short-term inflation was a constant headline throughout the latter half of the period, a phenomenon Federal Reserve officials consider transitory rather than persistent. That outlook, coupled with substantial fiscal and monetary stimulus from policymakers, bodes well for a stock market that has yet to benefit from the more than $4.5 trillion sitting in cash equivalents, waiting to be invested. What’s more, vaccinations have sharply cut the threat of COVID-related hospitalizations and deaths, giving hope that a stock market that stormed back from its March 2020 lows will continue to post even higher highs.

Lastly, corporate earnings, a major driver of portfolio returns, are robust compared to their pandemic-era lows. S&P 500 companies are forecast to boost profits by more than 10% in both 2022 and 2023, according to Bloomberg.

If you would like to discuss your financial goals, please contact an Azzad investment advisor at 888.86.AZZAD. Thank you for your continued trust and investment.

Sincerely,

Annual Report | 1

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

Azzad Ethical Fund (ADJEX)

The Azzad Ethical Fund (“Ethical Fund”) rose by 36.53% for the twelve-month period from 7/1/2020 to 6/30/2021, trailing the Russell MidCap® Growth Index, which rose 43.77%.

Looking at negative contributions, vaccine maker Moderna, Inc., which the Fund did not hold owing to the risks posed by an unpredictable FDA approvals process and the fact that it was largely a play on a single product, had the largest effect on underperformance. Citrix Systems, Inc., hurt performance as the pandemic era’s work-from-home trend appeared set to wane in the face of a robust vaccine rollout. And real estate name CoStar Group, which sold offer during the period, also hurt performance due to an overweight compared to the benchmark.

On the positive side, mobile payments provider Square, Inc. had the largest positive effect on the Fund’s return. Infrastructure company Quanta Services, Inc. was the second largest contributor. Lastly, Twitter, Inc. was an outsized positive contributor to Fund performance.

Delaware Investments Fund Advisers (DIFA), formerly Ivy Investment Management Company, sub-advised the Ethical Fund for latter half of the fiscal year. Asked about DIFA’s view on the months ahead, DIFA noted that the outlook that matters most is the one that determines when the broad corporate profit cycle is moving into or out of a recession and which companies are best positioned over the long term.

As DIFA makes their point-in-time observation at the end of the second quarter in 2021, they note that April and May saw the continued broadening out of returns in the stock market from strong, quality growers to the more cyclically charged business models that are heavily reliant on the economic cycle for earnings productivity.

As the market processes the balance between pandemic concerns and economic optimism, DIFA continues to find opportunities in business and consumer technology, life sciences, the green energy revolution, and many other areas they believe will continue to grow. Consistent with their process, DIFA is mindful of valuations, as the current environment includes pockets of excessive stock prices in their view. Stock picking is always key to a growth manager’s process and performance but will be paramount in this environment as they seek to manage valuation risk in the portfolio, while investing in what they believe to be durable growers, both secularly and cyclically.

Azzad Wise Capital Fund (WISEX)

The Azzad Wise Capital Fund (“Wise Fund”) returned 4.39% for the 12-month period ending 6/30/2021, outperforming its benchmark, the BofAML U.S. Corp. & Govt. 1-3 Yr. Index, which returned 0.54%.

According to the Wise Fund’s sub-advisor Federated Hermes Investment Management Company (“Federated Hermes”), the international sukuk market again confirmed its resiliency and depth as an asset class over the last 12 months. Despite rounds of volatility emanating from a myriad of sources, international sukuk not only performed in-step with the much larger conventional market but continued to grow at a faster pace.

Sukuk performance was robust through the first quarter of fiscal year 2021. During the first half of calendar 2020, sovereign and corporate issuers shelved their issuance programs waiting

Annual Report | 2

AZZAD FUNDS

SHAREHOLDER LETTER (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

for stability in the market. The corresponding steep decline in oil prices, as well as the massive fiscal stimulus packages in response to the economic slowdown, left governments in Asia and the Gulf Cooperation Council (GCC) facing funding gaps. Sovereign sukuk issuance momentum picked up significantly during the first half of fiscal 2021 as the market re-opened and issuers were able to fund these gaps.

Corporate sukuk issuance also rose sharply during the first half of fiscal 2021. This was driven in large part by financial institutions seeking to strengthen capital bases hit by losses and declining asset quality from the disruption of the COVID-19 pandemic.

GCC and Asian sukuk markets remained robust throughout the broader rise in global interest rates, shrugging off inflation fears and instead focusing on rising commodity and energy prices. (Higher energy prices help the budgets of commodity-exporting economies.) Investors did, however, continue to show caution with respect to the economic and political situation in Turkey and the corresponding selloff in the lira. In addition, higher-beta banks and financial institutions in the GCC, particularly the UAE, raised concerns related to pending asset quality deterioration in the region.

The end of fiscal 2021 saw the emergence of virus variants and the realization that a return to “normal” would be both uneven and slower than anticipated given the difficulties of coordinating a global vaccine effort. Within the current environment of excess global liquidity, this realization quickly reversed the uptick in global rates, pushing them towards the previous lows.

Looking forward toward the upcoming fiscal year, Federated Hermes sees a hopeful, albeit unclear, future for Islamic financial securities. Continued central bank intervention has limited the attractiveness of Islamic deposit profit rates. On the other hand, excess US dollar liquidity resulting from pandemic stimulus packages is exerting pressure on short-term rates, keeping them low. As a result, institutional investors continue to move out along the curve in an effort to find yield, pushing spreads lower as well as supporting the current demand for sukuk issuance in the near to medium term. While they remain optimistic about many market technicals, ample central bank liquidity, and fiscal stimulus providing support for some sukuk issuers, these dynamics can quickly change, reversing market momentum and sentiment. Caution is the predominant thought as Federated Hermes enters the new fiscal year.

The performance quoted represents past performance, which does not guarantee future results. This summary represents the views of the Azzad Funds portfolio managers and sub-advisors as of June 30, 2021. Those views may change, and the Funds disclaim any obligation to advise investors of such changes. The Azzad Funds are self-distributed and available by prospectus only. A free copy of the prospectus, which contains information about the Funds’ risks, fees, and objectives, and other important information, is available at azzadasset.com or by calling 888.350.3369. The Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Year Index tracks the performance of U.S. dollar-denominated investment grade corporate and government public debt issued in the U.S. Domestic bond market, excluding collateralized products. The Russell MidCap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell MidCap® Index companies with higher price to book ratios and higher forecasted growth values. The index is unmanaged and an investment cannot be made directly in this or any other index.

Annual Report | 3

AZZAD ETHICAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2021 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2021

	Azzad Ethical Fund	Russell MidCap Growth Index
Six Months	10.06%	10.44%
1 Year	36.53%	43.77%
3 Year	19.24%	22.39%
5 Year	18.05%	20.53%
10 Year	12.34%	15.13%
Since Inception (1)	7.46%	9.72%

(1) December 22, 2000.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Ethical Fund distributions or the redemption of Ethical Fund shares.  Current performance of the Ethical Fund may be lower or higher than the performance quoted.  The Ethical Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The total annual operating expenses, before any fees waived, were 1.15% for the Ethical Fund per the prospectus that was filed on January 27, 2021.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 6/30/2011 and the value of the account on 6/30/2021. Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Annual Report | 4

AZZAD WISE CAPITAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2021 (UNAUDITED)

Average Annual Total Return
For the Periods Ended June 30, 2021

	Azzad Wise Capital Fund	ICE BofAML US Corp&Govt 1-3 Yr Index
Six Months	1.26%	0.04%
1 Year	4.39%	0.54%
3 Year	3.47%	2.99%
5 Year	2.50%	1.90%
10 Year	2.24%	1.53%
Since Inception (1)	2.23%	1.62%

(1) April 6, 2010

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect a deduction of taxes that a shareholder would pay on Wise Fund distributions or the redemption of Wise Fund shares.  Current performance of the Wise Fund may be lower or higher than the performance quoted.  The Wise Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The total annual operating expenses, before any fees waived, were 1.42% for the Wise Fund per the prospectus that was filed on January 27, 2021.  Performance data current to the most recent month end may be obtained by calling 1-888-350-3369.

The ICE BofAML US Corp&Gov’t 1-3 Yr Index is comprised of short-term bond funds having durations between one and three and half years, thus making them attractive to fairly conservative investors. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporations. On rare occasions, they may even invest in more speculative high-yield and emerging-markets debt.

Return figures reflect any change in price per share and assume the reinvestment of all distributions.

Cumulative Performance Comparison $10,000 Investment Since Inception

This chart assumes an initial investment of $10,000 made on 6/30/2011 and the value of the account on 6/30/2021.  Total return is based on the net change in net asset value (“NAV”) and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Annual Report | 5

AZZAD ETHICAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The following chart gives a visual breakdown of the Ethical Fund by the industry sectors the underlying securities represent as a percentage of the net assets.

Technology, 40.21%
Other Assets Less Liabilities, 3.63%
Basic Materials, 1.80%
Communication Services, 2.73%
Consumer Cyclical, 10.62%
Consumer Defensive, 2.37%
Financial Services, 0.82%
Healthcare, 23.28%
Industrials, 12.25%
Real Estate, 2.29%

Sectors are based on Morningstar® classifications.

Portfolio allocations are subject to change.

Annual Report | 6

AZZAD WISE CAPITAL FUND

PORTFOLIO ANALYSIS

JUNE 30, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of the portfolio of investments.

The following chart gives a visual breakdown of the Wise Fund by the security types the underlying securities represent as a percentage of net assets.

Real Estate Investment Trusts, 0.28%
Common Stocks, 7.52%
Other Assets Less Liabilities, 6.01%
Bank Time Deposits, 11.32%
Trade Finance Agreements, 3.66%
Bonds (Sukuk), 71.21%

Portfolio allocations are subject to change.

Annual Report | 7

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

Shares		Value

COMMON STOCKS - 96.37%

Agricultural Chemicals - 0.86%
6,182	The Scotts Miracle-Gro Co.	$ 1,186,449

Apparel & Other Finished Products of Fabrics & Similar Material - 1.77%
24,116	Canada Goose Holdings, Inc. (Canada) *	1,054,834
3,787	Lululemon Athletica, Inc. (Canada) *	1,382,141
		2,436,975
Auto Controls for Regulating Residential & Commercial Environment - 0.57%
4,232	Trane Technologies PLC (Ireland)	779,280

Biological Products (No Diagnostic Substances) - 2.93%
4,239	Bio-Techne Corp.	1,908,652
2,441	Repligen Corp. *	487,272
10,344	Seagen, Inc. *	1,633,111
		4,029,035
Computer Communications Equipment - 1.83%
6,928	Arista Networks, Inc. *	2,510,084

Dental Equipment & Supplies - 0.66%
20,894	Envista Holdings Corp. *	902,830

Electrical Work - 1.03%
15,600	Quanta Services, Inc.	1,412,892

Electromedical & Electrotherapeutic Apparatus - 1.20%
6,827	Masimo Corp. *	1,655,206

Electronic Components & Accessories - 0.81%
5,000	Universal Display Corp.	1,111,650

Electronic Connectors - 0.77%
15,392	Amphenol Corp. Class A	1,052,967

General Industrial Machinery & Equipment - 1.41%
3,652	Zebra Technologies Corp. Class A *	1,933,697

Household Appliances - 0.73%
13,920	A.O. Smith Corp.	1,003,075

Industrial Instruments for Measurement, Display & Control - 2.08%
7,232	Cognex Corp.	607,850
14,620	Keysight Technologies, Inc. *	2,257,474
		2,865,324
Instruments for Measuring & Testing of Electricity & Electric Signals - 2.69%
27,625	Teradyne, Inc.	3,700,645

Laboratory Analytical Instruments - 1.92%
3,961	10X Genomics, Inc. Class A *	775,643
12,614	Agilent Technologies, Inc.	1,864,475
		2,640,118

The accompanying notes are an integral part of these financial statements.

Annual Report | 8

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2021

Shares		Value

Lumber & Wood Products (No Furniture) - 1.52%
20,494	Trex Co., Inc. *	$ 2,094,692

Measuring & Controlling Devices - 1.34%
22,539	Trimble, Inc. *	1,844,366

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.37%
3,819	Novanta, Inc. *	514,648

Motor Vehicle Parts & Accessories - 1.23%
34,840	Borgwarner, Inc.	1,691,134

Ophthalmic Goods - 0.59%
15,937	National Vision Holdings, Inc. *	814,859

Optical Instruments & Lenses - 2.79%
34,087	II-VI, Inc. *	2,474,375
4,217	KLA Corp.	1,367,194
		3,841,569
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 3.22%
20,539	Edwards Lifesciences Corp. *	2,127,224
1,892	Intuitive Surgical, Inc. *	1,739,959
3,451	Zimmer Biomet Holdings, Inc.	554,990
		4,422,173
Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.94%
14,549	RPM International, Inc.	1,290,205

Pharmaceutical Preparations - 2.53%
47,276	Genmab A/S ADR *	1,930,279
16,564	Horizon Therapeutics PLC (Ireland) *	1,551,053
		3,481,332
Pumps & Pumping Equipment - 1.03%
6,454	IDEX Corp.	1,420,203

Refrigeration & Service Industry Machinery - 1.08%
8,600	The Middleby Corp. *	1,490,036

Retail-Auto Dealers & Gasoline Stations - 1.29%
13,497	Copart, Inc. *	1,779,310

Retail-Building Materials, Hardware, Garden Supply - 1.85%
48,835	Fastenal Co.	2,539,420

Retail-Eating Places - 2.52%
2,234	Chipotle Mexican Grill, Inc. Class A *	3,463,460

Retail-Retail Stores - 1.31%
5,196	Ulta Beauty, Inc. *	1,796,621

The accompanying notes are an integral part of these financial statements.

Annual Report | 9

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2021

Shares		Value

Retail-Variety Stores - 1.63%
5,000	Dollar General Corp.	$ 1,081,950
11,639	Dollar Tree, Inc. *	1,158,081
		2,240,031
Semiconductors & Related Devices - 6.77%
10,131	Advanced Micro Devices, Inc. *	951,605
4,172	IPG Photonics Corp. *	879,332
38,047	Marvell Technology Group Ltd. (Bermuda)	2,219,282
11,883	Microchip Technology, Inc.	1,779,360
7,137	Monolithic Power Systems, Inc.	2,665,313
4,249	Skyworks Solutions, Inc.	814,746
		9,309,638
Services-Business Services - 3.43%
38,010	Costar Group, Inc. *	3,147,988
7,650	Etsy, Inc. *	1,574,676
		4,722,664
Services-Commercial Physical & Biological Research - 1.42%
5,286	Charles River Laboratories International, Inc. *	1,955,397

Services-Computer Integrated Systems - 1.95%
34,270	Cerner Corp.	2,678,543

Services-Computer Processing & Data Preparation - 3.51%
13,699	Five9, Inc. *	2,512,260
12,083	Zendesk, Inc. *	1,744,060
53,280	Zynga, Inc. Class A *	566,366
		4,822,686
Services-Computer Programming, Data Processing, Etc. - 3.21%
3,371	Factset Research Systems, Inc.	1,131,341
10,650	Pinterest, Inc. Class A *	840,818
35,593	Twitter, Inc. *	2,449,154
		4,421,313
Services-Computer Programming Services - 0.61%
1,635	EPAM Systems, Inc. *	835,420

Services-Consumer Credit Reporting, Collection Agencies - 1.83%
22,921	TransUnion	2,516,955

Services-Miscellaneous Amusement & Recreation - 0.76%
3,295	Vail Resorts, Inc. *	1,042,933

Services-Offices & Clinics of Doctors of Medicine - 0.74%
6,136	Teladoc Health, Inc. *	1,020,355

Services-Prepackaged Software - 15.98%
4,739	Atlassian Corp. PLC Class A (United Kingdom) *	1,217,260
18,803	Cadence Design Systems, Inc. *	2,572,626
6,604	Crowdstrike Holdings, Inc. Class A *	1,659,651

The accompanying notes are an integral part of these financial statements.

Annual Report | 10

AZZAD ETHICAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2021

Shares		Value

Services-Prepackaged Software - Continued
12,522	Docusign, Inc. *	$ 3,500,776
16,338	Electronic Arts, Inc.	2,349,895
15,756	Guidewire Software, Inc. *	1,776,016
2,853	Okta, Inc. Class A *	698,072
4,973	Paycom Software, Inc. *	1,807,536
3,757	Paylocity Holding Corp. *	716,836
3,395	Q2 Holdings, Inc. *	348,259
7,706	Square, Inc. Class A *	1,878,723
4,220	Twilio, Inc. Class A *	1,663,355
3,038	Tyler Technologies, Inc. *	1,374,300
1,350	Veeva Systems, Inc. Class A *	419,783
		21,983,088
Special Industry Machinery - 1.00%
14,459	Brooks Automation, Inc.	1,377,654

Sugar & Confectionery Products - 0.74%
5,875	Hershey Co.	1,023,307

Surgical & Medical Instruments & Apparatus - 5.39%
6,436	Abiomed, Inc. *	2,008,740
8,607	DexCom, Inc. *	3,675,189
17,374	Glaukos Corp. *	1,473,836
1,033	ResMed, Inc.	254,655
		7,412,420
Trucking (No Local) - 1.20%
6,507	Old Dominion Freight Line, Inc.	1,651,477

X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 1.33%
27,333	Hologic, Inc. *	1,823,658

TOTAL FOR INVESTMENTS (Cost $92,039,799) ** - 96.37%		132,541,794

OTHER ASSETS LESS LIABILITIES, NET - 3.63%		4,988,897

NET ASSETS - 100.00%		$ 137,530,691

* Non-income producing securities during the period.

** Refer to Note 8 for Tax Cost.

The accompanying notes are an integral part of these financial statements.

Annual Report | 11

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2021

Shares/Par		Value

COMMON STOCKS - 7.52%

Arrangement of Transportation of Freight & Cargo - 0.20%
3,060	Expeditors International of Washington, Inc.	$ 387,396

Beverages - 0.30%
5,060	The Coca-Cola Co.	273,797
2,060	PepsiCo, Inc.	305,230
		579,027
Construction, Mining & Materials Handling Machinery & Equipment - 0.20%
2,553	Dover Corp.	384,482

Converted Paper & Paperboard Products - 0.14%
2,068	Kimberly-Clark Corp.	276,657

Cutlery, Handtools & General Hardware - 0.19%
1,836	Stanley Black & Decker, Inc.	376,362

Electric Services - 0.15%
4,145	Nextera Energy, Inc.	303,746

Electromedical & Electrotherapeutic Apparatus - 0.16%
2,517	Medtronic PLC (Ireland)	312,435

Electronic & Other Electrical Equipment - 0.20%
4,059	Emerson Electric Co.	390,638

Fabricated Rubber Products - 0.22%
1,180	West Pharmaceutical Services, Inc.	423,738

General Industrial Machinery & Equipment - 0.19%
1,631	Illinois Tool Works, Inc.	364,626

Household Appliances - 0.26%
7,132	A.O. Smith Corp.	513,932

Household Furniture - 0.22%
8,304	Leggett & Platt, Inc.	430,230

Industrial Inorganic Chemicals - 0.38%
1,198	Air Products & Chemicals, Inc.	344,641
1,398	Linde AG PLC (Ireland)	404,162
		748,803
Industrial Instruments for Measurement, Display, and Control - 0.19%
777	Roper Technologies, Inc.	365,345

Men's & Boy's Furnishings - 0.35%
1,027	Cintas Corp.	392,314
3,610	VF Corp.	296,164
		688,478

The accompanying notes are an integral part of these financial statements.

Annual Report | 12

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2021

Shares/Par		Value

Miscellaneous Food Preparations & Kindred Products - 0.17%
3,672	McCormick & Company, Inc.	$ 324,311

Natural Gas Distribution - 0.12%
2,534	Atmos Energy Corp.	243,543

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.13%
1,521	PPG Industries, Inc.	258,220

Perfumes, Cosmetics & Other Toilet Preparations - 0.16%
3,939	Colgate-Palmolive Co.	320,438

Pharmaceutical Preparations - 0.37%
3,408	Abbott Laboratories	395,090
1,971	Johnson & Johnson	324,703
		719,793
Plastics, Materials, Synth Resins & Nonvulcan Elastomers - 0.60%
6,939	Albermarle Corp.	1,168,944

Retail-Building Materials, Hardware, Garden Supply - 0.22%
1,569	The Sherwin-Williams Co.	427,474

Retail-Lumber & Other Building Materials - 0.24%
2,465	Lowe's Companies, Inc.	478,136

Retail-Variety Stores - 0.21%
1,676	Target Corp.	405,156

Services-Computer Processing & Data Preparation - 0.17%
1,672	Automatic Data Processing, Inc.	332,093

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.32%
1,456	Ecolab, Inc.	299,892
2,375	The Procter Gamble Co.	320,459
		620,351
Special Industry Machinery (No Metalworking Machinery) - 0.24%
6,863	Pentair PLC (Ireland)	463,184

Specialty Cleaning, Polishing & Sanitation Preparations - 0.17%
1,801	The Clorox Co.	324,018

Steel Works, Blasts Furnaces & Rolling Mills (Coke Ovens) - 0.16%
3,195	Nucor Corp.	306,496

Surgical & Medical Instruments & Apparatus - 0.34%
1,870	3M Co.	371,438
1,212	Becton, Dickinson & Co.	294,746
		666,184
Wholesale-Durable Goods - 0.22%
999	W.W. Grainger, Inc.	437,562

The accompanying notes are an integral part of these financial statements.

Annual Report | 13

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2021

Shares/Par		Value

Wholesale-Groceries & Related Products - 0.13%
3,343	Sysco Corp.	$ 259,918

Wholesale-Motor Vehicle Supplies & New Parts - 0.20%
3,141	Genuine Parts Co.	397,242

TOTAL FOR COMMON STOCKS (Cost $8,792,115) - 7.52%		14,698,958

REAL ESTATE INVESTMENT TRUSTS - 0.28%
910	Essex Property Trust, Inc.	273,009
3,962	Realty Income Corp.	264,424
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $518,656) - 0.28%		537,433

SUKUKS - 71.21%

Banks - 12.68%
3,500,000	AHB Sukuk, Ltd., 4.375%, 09/19/2023 (Cayman Islands)	3,771,250
6,000,000	DIB Sukuk, Ltd., 3.664%, 02/14/2022 (Cayman Islands)	6,112,836
2,000,000	KIB Sukuk Ltd., Sub., 2.375%, 11/30/2030 (Cayman Islands)	1,963,704
7,049,000	QIB Sukuk, Ltd., REGS, 3.251%, 05/23/2022 (Cayman Islands)	7,208,307
5,700,000	SIB Sukuk Co. III Ltd. REGS, 3.084%, 09/08/2021 (Cayman Islands)	5,729,760
		24,785,857
Basic Materials - 2.63%
4,785,000	Equate Sukuk Spc Ltd. REGS, 3.944%, 02/21/2024 (Kuwait)	5,138,516

Communications Equipment - 2.64%
3,600,000	Axiata Spv2 Bhd, 4.357%, 03/24/2026 (Malaysia)	4,050,540
1,000,000	ICD Sukuk Co. Ltd., 5.000%, 02/01/2027 (Cayman Islands)	1,113,696
		5,164,236
Energy - 1.18%
1,500,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 0.946%, 06/17/2024 (Cayman Islands) (1)	1,498,080
800,000	SA Global Sukuk, Ltd., Sr. Unsecd. Note, Series 144A, 2.694%, 06/17/2031 (Cayman Islands) (1)	809,920
		2,308,000
Financial Services - 3.79%
4,940,000	FAB Sukuk Co. Ltd., REGS, 3.625%, 03/05/2023 (Cayman Islands)	5,194,346
2,000,000	MAF Sukuk Ltd., Sr. Unsecd. Note, 4.500%, 11/03/2025 (Cayman Islands)	2,218,110
		7,412,456
Food and Beverage - 1.39%
2,500,000	Almarai Sukuk, Ltd., 4.311%, 03/05/2024 (Cayman Islands)	2,705,638

Home Construction - 4.54%
4,000,000	Aldar Sukuk Ltd., 4.750%, 09/29/2025 (Cayman Islands)	4,476,520
4,200,000	Esic Sukuk Ltd., 3.939%, 07/30/2024 (Cayman Islands)	4,399,500
		8,876,020

The accompanying notes are an integral part of these financial statements.

Annual Report | 14

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2021

Shares/Par		Value

Real Estate - 4.40%
2,400,000	Dar Al-Arkan International Sukuk Co., REGS, 6.875%, 03/21/2023 (Cayman Islands)	$ 2,504,184
1,500,000	DIFC Investments LLC, Note, Series REGS, 4.325% 11/12/2024 (United Arab Emirates)	1,613,325
1,000,000	DAE Sukuk DIFC Ltd., Series 144A, 3.750%, 02/15/2026 (United Arab Emirates) (1)	1,057,420
3,200,000	EMG Sukuk Ltd., 4.564%, 06/18/2024 (Cayman Islands)	3,427,117
		8,602,046
Sovereigns - 24.89%
2,000,000	CBB International Sukuk Six, REGS, 5.250%, 03/20/2025 (Bahrain)	2,142,920
500,000	CBB International Sukuk Progr. Co., REGS, 6.250%, 11/14/2024 (Bahrain)	546,280
1,000,000	CBB International Sukuk Progr. SPC., REGS, 6.250%, 11/14/2024 (Bahrain)	1,095,060
1,500,000	CBB International Sukuk Progr. SPC., Series 144A, 3.950%, 09/16/2027 (Bahrain) (1)	1,529,514
1,440,000	Hazine Mustesarligi, REGS, 5.800%, 02/21/2022 (Turkey)	1,471,579
1,000,000	Hazine Mustesarligi, Series 144A, 5.004%, 04/06/2023 (Turkey) (1)	1,022,000
1,000,000	Hazine Mustesarligi, Series 144A, 5.125%, 06/22/2026 (Turkey) (1)	999,160
1,000,000	Hazine Mustesarligi, Series 144A, 5.800%, 02/21/2022 (Turkey) (1)	1,018,260
2,100,000	KSA Sukuk, Ltd., Series 144A, 2.894%, 04/20/2022 (Saudi Arabia) (1)	2,137,380
2,500,000	Oman, Government, Series 144A, 4.397%, 06/01/2024 (Oman) (1)	2,593,650
1,000,000	Oman, Government, Sr. Unsecd. Series REGS, 4.397%, 06/01/2024 (Oman) (1)	1,039,800
2,500,000	Oman, Government, Series 144A, 5.932%, 10/31/2025 (Oman) (1)	2,759,750
1,000,000	Oman, Government, Series 144A, 4.875%, 06/15/2030 (Oman) (1)	1,025,960
2,500,000	Perusahaan Pener Indois Sukuk, Series 144A, 2.300%, 06/23/2025 (Indonesia) (1)	2,595,925
2,600,000	Perusahaan Pener Indois Sukuk, Series REGS, 3.300%, 11/21/2022 (Indonesia)	2,694,536
1,000,000	Perusahaan Pener Indois Sukuk, Series REGS, 2.300%, 06/23/2025 (Indonesia)	1,038,370
2,000,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 3.400%, 03/29/2022 (Indonesia) (1)	2,041,080
3,800,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 3.900%, 08/20/2024 (Indonesia) (1)	4,131,436
1,685,000	Perusahaan Penerbit SBSN Indois Sukuk, Series 144A, 4.150%, 03/29/2027 (Indonesia) (1)	1,888,733
517,000	Perusahaan Penerbit SBSN Indois Sukuk, REGS, 3.400%, 03/29/2022 (Indonesia)	527,619
2,500,000	Ras al-Khaimah, 3.094%, 03/31/2025 (Cayman Islands)	2,661,725
3,000,000	Sharjah Sukuk Ltd., 3.854%, 04/03/2026 (Cayman Islands)	3,233,136
800,000	Sharjah Sukuk Ltd., 3.764%, 09/17/2024 (Cayman Islands)	858,792
3,000,000	Third Pakistan Int'l Sukuk, REGS, 5.625%, 12/05/2022 (Pakistan)	3,090,405
3,400,000	Wakala Global Sukuk BHD, REGS, 4.646%, 07/06/2021 (Malaysia)	3,401,598
1,000,000	Wakala Global Sukuk BHD, REGS, 3.179%, 04/27/2026 (Malaysia)	1,091,250
		48,635,918
Supranationals - 4.03%
4,070,000	Apicorp Sukuk, Ltd., 3.141%, 11/01/2022 (Cayman Islands)	4,218,758
2,500,000	IDB Trust Services, Ltd. REGS, 1.957%, 10/02/2024 (Jersey)	2,586,900
1,000,000	IDB Trust Services, Ltd. REGS, 3.389%, 09/26/2023 (Jersey)	1,063,928
		7,869,586
Transportation & Logistics - 2.21%
4,100,000	DP World Cresent, Ltd, Sr. Unsecd. Note, Series REGS, 3.908%, 05/31/2023 (Cayman Islands)	4,323,819

Utilities - 5.53%
1,500,000	Tabreed Sukuk SPC, Ltd, Sr. Unsecd. Note REGS, 5.500%, 10/31/2025 (United Arab Emirates)	1,733,255
3,000,000	TNB Global Ventures Cap., Sr. Unsecd. Note, Series EMTN, 3.244%, 10/19/2026 (Malaysia)	3,215,460
5,700,000	Saudi Electricity Global Sukuk, Series REGS, 4.211%, 04/03/2022 (Cayman Islands)	5,859,765
		10,808,480

The accompanying notes are an integral part of these financial statements.

Annual Report | 15

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2021

Shares/Par				Value

Wireline Telecommunications Services - 1.30%
2,300,000	Saudi Telecom Co., Series 144A, 3.890%, 05/13/2029 (Saudi Arabia) (1)			$ 2,540,580

TOTAL FOR SUKUKS (Cost $136,282,422) - 71.21%				139,171,152

TRADE FINANCE AGREEMENTS - 3.66% (2) (5)
		Acquisition Date (2)	Cost (2)	Value
Consumer Non-Cyclical/Food-Wholesale - 0.27%
31,207	Government of Burkina Faso, 2.709%, (6-month US LIBOR +2.800%), 02/22/2021 (Burkina Faso)	03/24/2021	31,207	31,207
500,000	PT Pacific Indopalm Industries, 3.660%, (3-month US LIBOR +2.500%) 03/25/2022 (Indonesia)	03/05/2019 - 03/14/2019	500,000	500,000
			531,207	531,207
Energy - Oil Refining and Marketing - 2.82%
624,412	Government of Egypt, 2.394%, (12-month US LIBOR +2.200%), 09/17/2021 (Egypt) (3)	09/16/2020	624,412	624,412
329,748	Government of Egypt, 2.379%, (12-month US LIBOR +2.200%), 09/20/2021 (Egypt) (3)	09/17/2020	329,748	329,748
20,645	Government of Egypt, 2.370%, (12-month US LIBOR +2.200%), 09/24/2021 (Egypt) (3)	09/24/2020	20,645	20,645
199,315	Government of Egypt, 2.345%, (12-month US LIBOR +2.200%), 10/08/2021 (Egypt) (3)	10/07/2020	199,315	199,315
333,891	Government of Egypt, 2.325%, (12-month US LIBOR +2.200%), 11/01/2021 (Egypt) (3)	11/03/2020	333,891	333,891
20,645	Government of Egypt, 2.330%, (12-month US LIBOR +2.200%), 11/08/2021 (Egypt) (3)	11/09/2020	20,645	20,645
336,344	Government of Egypt, 2.339%, 11/18/2021 (Egypt) (3)	11/19/2020	336,344	336,344
179,937	Government of Egypt, 4.140%, 12/10/2021 (Egypt) (3)	12/14/2020	179,937	179,937
191,525	Government of Egypt, 4.140%, 12/24/2021 (Egypt) (3)	12/24/2020	191,525	191,525
183,321	Government of Egypt, 4.140%, 01/07/2022 (Egypt) (3)	01/08/2021	183,321	183,321
218,150	Government of Egypt, 4.140%, 01/21/2022 (Egypt) (3)	01/22/2021	218,150	218,150
184,443	Government of Egypt, 4.140%, 02/14/2022 (Egypt) (3)	02/16/2021	184,443	184,443
119,587	Government of Egypt, 4.140%, 02/17/2022 (Egypt) (3)	02/18/2021	119,587	119,587
371,770	Government of Egypt, 4.140%, 02/22/2022 (Egypt) (3)	02/22/2021 -02/23/2021	371,770	371,770
225,283	Government of Egypt, 4.140%, 02/04/2022 (Egypt) (3)	02/05/2021	225,283	225,283
10,513	Government of Egypt, 4.140%, 02/05/2022 (Egypt) (3)	05/03/2021	10,513	10,513
119,587	Government of Egypt, 4.140%, 02/25/2022 (Egypt) (3)	03/01/2021	119,587	119,587
14,306	Government of Egypt, 4.140%, 03/24/2022 (Egypt) (3)	03/25/2021	14,306	14,306
53,968	Government of Egypt, 4.140%, 04/14/2022 (Egypt) (3)	04/15/2021	53,968	53,968
100,142	Government of Egypt, 4.140%, 04/18/2022 (Egypt) (3)	04/20/2021	100,142	100,142
216,722	Government of Egypt, 3.680%, 04/25/2022 (Egypt) (3)	04/26/2021	216,722	216,722
6,755	Government of Egypt, 4.140%, 04/28/2022 (Egypt) (3)	04/29/2021	6,755	6,755
16,091	Government of Egypt, 4.140%, 05/05/2022 (Egypt) (3)	05/06/2021	16,091	16,091
125,153	Government of Egypt, 3.680%, 05/23/2022 (Egypt) (3)	05/24/2021	125,153	125,153
375,637	Government of Egypt, 3.680%, 05/31/2022 (Egypt) (3)	05/27/2021 -05/28/2021	375,637	375,637

The accompanying notes are an integral part of these financial statements.

Annual Report | 16

AZZAD WISE CAPITAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 2021

Shares/Par				Value

Energy - Oil Refining and Marketing - Continued
333,523	Government of Egypt, 3.680%, 06/09/2022 (Egypt) (3)	06/08/2021	333,523	$ 333,523
125,594	Government of Egypt, 3.680%, 06/13/2022 (Egypt) (3)	06/11/2021	125,594	125,594
226,637	Government of Egypt, 3.680%, 06/24/2022 (Egypt) (3)	06/25/2021	226,637	226,637
238,566	Government of Egypt, 3.680%, 06/27/2022 (Egypt) (3)	06/29/2021	238,566	238,566
			5,502,210	5,502,210

Foreign Sovereign - 0.57%
106,849	Government of Pakistan, 2.710%, (12-month US LIBOR +2.500%), 06/13/2022 (Pakistan) (3)	06/10/2021	101,175	106,486
153,667	Tunisian Refining Industries Company DD1, 2.189%, (12-month US LIBOR +2.100%), 12/20/2021 (Tunisia)	12/21/2020	153,667	153,544
103,621	Tunisian Refining Industries Company DD1, 2.187%, (12-month US LIBOR +2.100%), 01/07/2022 (Tunisia)	01/08/2021	103,621	103,538
233,619	Tunisian Refining Industries Company DD1, 2.152%, (12-month US LIBOR +2.100%), 02/18/2022 (Tunisia)	02/18/2021	233,619	233,432
169,376	Tunisian Refining Industries Company DD1, 2.143%, (12-month US LIBOR +2.100%), 03/16/2022 (Tunisia)	03/18/2021	169,376	169,240
133,478	Tunisian Refining Industries Company DD1, 2.143%, (12-month US LIBOR +2.100%), 04/22/2022 (Tunisia)	04/23/2021	133,478	133,371
206,239	Tunisian Refining Industries Company DD1, 2.136%, (12-month US LIBOR +2.100%), 05/06/2022 (Tunisia)	05/06/2021	206,239	206,074
			1,101,175	1,105,685

TOTAL FOR TRADE FINANCE AGREEMENTS (Cost $7,134,592) - 3.66%			$7,134,592	$ 7,139,102

BANK TIME DEPOSITS - 11.32% (4)
6,154,707	Arab Banking Corp., NY Branch, 0.500% - 0.590%, 07/12/2021 - 08/26/2021 (Bahrain)			6,154,707
1,054,682	Gulf International Bank (UK), 0.050%, 07/26/2021 (Bahrain)			1,054,682
3,607,407	Maybank Islamic Bank, 0.170% - 0.400%, 08/03/2021 - 11/04/2021 (Malaysia)			3,607,407
11,313,648	Qatar National Bank, 0.350% - 0.680%, 07/21/2021 - 12/21/2021 (Qatar)			11,313,648
TOTAL FOR BANK TIME DEPOSITS (Cost $22,130,444) - 11.32%				22,130,444

TOTAL FOR INVESTMENTS (Cost $174,858,229) ** - 93.99%				183,677,089

OTHER ASSETS LESS LIABILITIES, NET - 6.01%				11,754,761

NET ASSETS - 100.00%				$195,431,850

** Refer to Note 8 for Tax Cost.

(1) Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At June 30, 2021 these liquid restricted securities amount to $30,688,648, which represented 15.70% of total net assets.

(2) Denotes a restricted and/or an illiquid security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales; or (c) is considered an illiquid security as defined by the Investment Company Act of 1940. At June 30, 2021, these restricted and/or illiquid securities amounted to $7,139,102, which represented 3.66% of total net assets and level 3 securities.

(3) Floating/variable note with current rate and current maturity or next reset date shown.

(4) Variable rate instrument, varying maturity dates ranging from one month to twelve months; 7 day demand redemption clause per deposit.

(5) Trade Finance Agreement rates shown are net of ITFC Mudarib Fee which range from 1% - 10%, depending on the agreement.

LIBOR – London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

Annual Report | 17

AZZAD FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2021

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Assets:
Investment Securities at Value (Cost $92,039,799 and $174,858,229, respectively)	$ 132,541,794	$ 183,677,089
Cash	4,931,215	10,355,886
Receivables:
Shareholder Subscriptions	167,738	217,002
Dividends	15,818	24,861
Sukuk and Other Income	-	1,345,519
Securities Sold	-	31,207
Due from Advisor	-	198,274
Prepaid Expenses	16,963	17,709
Total Assets	137,673,528	195,867,547
Liabilities:
Shareholder Redemptions	29,002	58,220
Securities Purchased	-	238,566
Distributions Payable	-	98,405
Due to Adviser	69,725	-
Distribution Fees	16,221	5,297
Trustee Fees	2,200	3,320
Accrued Expenses	25,689	31,889
Total Liabilities	142,837	435,697
Net Assets	$ 137,530,691	$ 195,431,850

Net Assets Consist of:
Paid In Capital	$ 81,061,652	$ 185,966,519
Distributable Earnings	56,469,039	9,465,331
Net Assets, for 6,830,456 and 17,765,240 Shares Outstanding, respectively	$ 137,530,691	$ 195,431,850

Net Asset Value Per Share	$ 20.13	$ 11.00

The accompanying notes are an integral part of these financial statements.

Annual Report | 18

AZZAD FUNDS

STATEMENTS OF OPERATIONS

For the year ended June 30, 2021

	Azzad Ethical	Azzad Wise
	Fund	Capital Fund
Investment Income:
Dividends	$ 417,708	$ 233,779
Sukuk Income	-	3,251,192
Other Income from Underlying Investments	-	309,544
Total Investment Income	417,708	3,794,515

Expenses:
Advisory	956,440	1,683,752
Distribution	179,333	85,723
Legal	38,584	33,555
Transfer Agent	75,007	76,880
Audit	11,800	15,552
Registration and Filing Fees	34,275	34,300
Administrative	8,997	8,997
Custody	23,696	83,146
Printing	14,568	11,145
Trustee	3,859	6,874
Miscellaneous	25,375	26,023
Insurance	1,253	1,250
Total Expenses	1,373,187	2,067,197
Fees Waived by the Adviser	(189,591)	(221,139)
Net Expenses	1,183,596	1,846,058

Net Investment Income (Loss)	(765,888)	1,948,457

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Realized Gain on Investments and Foreign Currency Transactions	23,161,049	274,595
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	14,351,307	4,982,755
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	37,512,356	5,257,350

Net Increase in Net Assets Resulting from Operations	$ 36,746,468	$ 7,205,807

The accompanying notes are an integral part of these financial statements.

Annual Report | 19

AZZAD ETHICAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	6/30/2021	6/30/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (765,888)	$ (241,179)
Net Realized Gain on Investments	23,161,049	3,970,359
Unrealized Appreciation on Investments	14,351,307	7,207,161
Net Increase in Net Assets Resulting from Operations	36,746,468	10,936,341

Distributions to Shareholders	(6,556,750)	(5,674,344)

Capital Share Transactions	6,294,478	7,271,735

Total Increase in Net Assets	36,484,196	12,533,732

Net Assets:
Beginning of Year	101,046,495	88,512,763

End of Year	$ 137,530,691	$ 101,046,495

The accompanying notes are an integral part of these financial statements.

Annual Report | 20

AZZAD WISE CAPITAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	6/30/2021	6/30/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 1,948,457	$ 2,414,771
Net Realized Gain on Investments	274,595	439,625
Unrealized Appreciation on Investments	4,982,755	266,431
Net Increase in Net Assets Resulting from Operations	7,205,807	3,120,827

Distributions to Shareholders	(1,840,477)	(2,404,247)

Capital Share Transactions	39,032,288	10,679,481

Total Increase in Net Assets	44,397,618	11,396,061

Net Assets:
Beginning of Year	151,034,232	139,638,171

End of Year	$ 195,431,850	$ 151,034,232

The accompanying notes are an integral part of these financial statements.

Annual Report | 21

AZZAD ETHICAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	For the Years Ended
	6/30/2021	6/30/2020	6/30/2019	6/30/2018	6/30/2017

Net Asset Value, at Beginning of Year	$ 15.57	$ 14.84	$ 14.18	$ 13.88	$ 12.06

Income From Investment Operations:
Net Investment Income (Loss) *	(0.12)	(0.04)	0.00***	(0.01)	(0.01)
Net Gain (Loss) on Securities (Realized and Unrealized)	5.71	1.71	1.43	2.31	1.84
Total from Investment Operations	5.59	1.67	1.43	2.30	1.83

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	(0.01)
Realized Gains	(1.03)	(0.94)	(0.77)	(2.00)	0.00
Total Distributions	(1.03)	(0.94)	(0.77)	(2.00)	(0.01)

Redemption Fees (a) ***	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 20.13	$ 15.57	$ 14.84	$ 14.18	$ 13.88

Total Return **	36.53%	11.63%	11.24%	17.37%	15.20%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 137,531	$ 101,046	$ 88,513	$ 80,698	$ 68,945
Before Waivers
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.14%	1.15%	1.17%
Ratio of Net Investment Loss to Average Net Assets	(0.80)%	(0.42)%	(0.15)%	(0.25)%	(0.23)%
After Waivers
Ratio of Expenses to Average Net Assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.64)%	(0.26)%	0.00%	(0.09)%	(0.06)%
Portfolio Turnover	64.12%	34.77%	49.29%	28.83%	107.97%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report | 22

AZZAD WISE CAPITAL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

	For the Years Ended
	6/30/2021	6/30/2020	6/30/2019	6/30/2018	6/30/2017

Net Asset Value, at Beginning of Year	$ 10.65	$ 10.57	$ 10.43	$ 10.45	$ 10.44

Income From Investment Operations:
Net Investment Income *	0.12	0.17	0.18	0.13	0.11
Net Gain (Loss) on Securities (Realized and Unrealized)	0.35	0.08	0.19	(0.04)	0.01
Total from Investment Operations	0.47	0.25	0.37	0.09	0.12

Distributions:
Net Investment Income	(0.10)	(0.17)	(0.19)	(0.11)	(0.11)
Realized Gains	(0.02)	0.00	(0.04)	0.00	0.00
Total Distributions	(0.12)	(0.17)	(0.23)	(0.11)	(0.11)

Redemption Fees (a) ***	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Year	$ 11.00	$ 10.65	$ 10.57	$ 10.43	$ 10.45

Total Return **	4.39%	2.41%	3.63%	0.90%	1.19%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 195,432	$ 151,034	$ 139,638	$ 110,494	$ 104,154
Before Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.20%+	1.42%	1.43%	1.44%	1.42%
Ratio of Net Investment Income to Average Net Assets	1.01%	1.52%	1.58%	1.05%	0.95%
After Waivers/Recoupment
Ratio of Expenses to Average Net Assets	1.08%+	1.29%	1.29%	1.29%	1.29%
Ratio of Net Investment Income to Average Net Assets	1.14%	1.64%	1.72%	1.20%	1.07%
Portfolio Turnover	22.06%	50.14%	39.40%	40.14%	43.01%

(a) The Fund charged a 2.00% redemption fee on shares redeemed within 90 days of purchase. Effective November 1, 2020, the Fund no longer charges a redemption fee on shares redeemed within 90 days of purchase.

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount calculated is less than $0.005 per share.

+ As of January 1, 2021, the Adviser reduced its annual management fee to 0.80% of the average daily net assets and reduced its annual fund operating expenses after fee waiver and/or expense reimburesement to 0.89% of the avearge daily net assets.

The accompanying notes are an integral part of these financial statements.

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AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS

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Note 1.

Organization

The Azzad Funds (the "Trust") is an open-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act"). The Trust was organized as a Massachusetts business trust on December 16, 1996. The Trust is comprised of the following Funds: The Azzad Ethical Fund (the “Ethical Fund”), which commenced operations on December 22, 2000 and is a registered, diversified fund, and the Azzad Wise Capital Fund (the “Wise Fund”), which commenced operations on April 6, 2010 and is a registered, diversified fund, (collectively the "Funds"). Azzad Asset Management, Inc. (“Adviser”) is the investment adviser to both Funds (see Note 4).

The Ethical Fund’s primary investment objective is to provide shareholders with long-term total returns using means that are consistent with the Adviser’s ethical principles.

The Wise Fund’s primary investment objective is to provide shareholders with capital preservation and income.

The Funds should be considered long-term investments and are not appropriate for short-term goals. The Funds may also be used in all types of retirement and college savings plans including separately managed (wrap) programs.

Each of Ethical Fund’s and Azzad Wise Fund’s classifications are “diversified” for purposes of the 1940 Act. This means that each Fund, with respect to 75% of its total assets, may not purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies) if, as a result (i) more than 5% of each Fund’s total assets would be invested in securities of that issuer, or (ii) each Fund would hold more than 10% of the outstanding voting securities of that issuer.

Note 2.

Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The Funds follow the accounting and reporting guidance of Financial Accounting Standards Board Accounting Standard Codification 946 and Accounting Standards Update 2013-08 applicable to investment companies.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

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The Wise Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, income, and foreign withholding taxes recorded on the Wise Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Security Transactions and Related Investment Income- Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gain/(loss) on the statement of operations also includes realized gain distributions received from Real Estate Investment Trusts (“REITS”). Distributions of net realized gains are recorded on the REIT’s ex-dividend date.  Sukuk income and income from other investments in the Wise Fund are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020) or expected to be taken on the Funds’ 2021 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2021, the Funds did not incur any interest or penalties.

Cash – During the ordinary course of business, the Funds hold cash balances at a major financial institution that are held to meet short-term liquidity requirements, rather than for investment purposes. The cash balances may exceed federally insured limits. The Funds have not experienced losses on these accounts, and management believes the Funds are not exposed to significant risks on such accounts.

Restricted and Illiquid Securities - Each Fund may invest up to 15% of its net assets in securities that are considered to be illiquid. A security is considered to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. Examples of illiquid securities include securities that have a limited trading market, securities that are sold in private placements without being registered for public sale under the Securities Act of 1933, as amended (the “1933 Act”), and are therefore subject to restrictions on resale, and other securities that are subject to restrictions on resale. Certain restricted securities such as commercial paper issued under Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act, but are regularly traded among qualified institutional buyers because they are exempt from registration under 1933 Act Rule 144A, may be treated as liquid securities by the Adviser, for purposes of the 15% limitation, pursuant to procedures adopted by the Board of Trustees of the Trust (the “Board”), which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

Redemption Fees- As of November 1, 2020, the Board approved the removal of the redemption fees. Prior to November 1, 2020, the Ethical Fund and the Wise Fund each charged a 2.00% redemption fee for shares redeemed within 90 days of investment.  These fees were deducted from the redemption proceeds otherwise payable to the shareholder. The Funds retained the fees charged as an increase in paid-in capital and such fees became part of each Fund’s daily NAV calculation.  See Note 5.

Dividends and Distributions to Shareholders- The Ethical Fund intends to distribute substantially all of its net investment income as dividends to their shareholders on at least an annual basis. Net investment income in Wise Fund, if any, is declared as dividends and paid monthly. The Funds intend to distribute their net realized capital gains at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate

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characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.   Please see Note 8 for additional information on dividends paid.

Estimates- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

The Board has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board.

The Board has adopted written Pricing and Valuation Procedures (the “Procedures”) governing the fair valuation of securities, and has delegated authority to the Adviser to apply those methods in making fair value determinations, subject to Board oversight. The Adviser has established a Valuation Committee to oversee the implementation of these Procedures. The Valuation Committee has the responsibility of determining the fair value of each of the Fund’s securities or other assets in the absence of readily available market quotations. The Valuation Committee also reviews the Funds’ Procedures to make sure they continue to be appropriate for the Funds. The Valuation Committee meets annually and on an as needed basis. The Valuation Committee reviews its own fair value decisions and reports to the Board on all fair valuation decisions that are made. The Board reviews all valuation decisions made by the Valuation Committee and evaluates whether the Valuation Committee is adhering to the Funds’ Procedures and whether the Procedures continue to be appropriate for the Funds.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

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•

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Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2.

Sukuks. The Wise Fund invests in Sukuks. Sukuks are used to finance projects and asset acquisitions while avoiding the Islamic prohibition on interest. Whereas bonds represent a debt ownership, a sukuk certificate represents ownership or interest in a tangible asset, or the usufruct of an asset. They are therefore considered to be asset-based securities. Sukuks grant investors a proportionate beneficial ownership of the underlying asset, along with its associated risks and potential cash flows. Underlying assets may include, without limitation, real estate (developed and undeveloped), infrastructure projects, lease contracts and machinery and equipment. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Wise Fund (as the investor) is relying on the creditworthiness of the issuer for all payments required by the Sukuk. Sukuk certificate holders share the risk of the underlying asset. If the assets on which sukuk are issued do not perform as

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well as expected, the sukuk investor will bear a share of the loss. Unlike conventional bonds, sukuks do not earn interest payments.

Sukuks may be issued by international financial institutions, foreign governments and agencies of foreign governments and even global corporations. Like conventional bonds, rating agencies rate Sukuks based on their credit quality and the issuer’s ability to pay investors. Sukuks receive ratings that look exactly like conventional bonds. At June 30, 2021, 71.21% of the Wise Fund’s net assets were invested in Sukuks.  These instruments will be categorized as level 2 investments in the fair value hierarchy.

Trade Finance Agreements.  Trade finance agreements in which the Wise Fund may invest consist primarily of loans or similar instruments used to finance international trade and related infrastructure projects, such as, for example, facilities for pre-export finance, process and commodities finance, receivables financing, factoring or forfeiting, trade credit insurance, letters of credit and other documentary credits, documentary collection, promissory notes, bills of exchange and other negotiable instruments.  The Wise Fund may invest in such investments by way of purchase, assignment, participation, guarantee, insurance or another financial instrument.  Trade finance agreement transactions may include both domestic and international transactions, and may include sellers of goods or services, buyers of such goods or services, intermediaries such as banks and other financial institutions as lenders, insurers, and other parties.    A trade finance agreement transaction can involve various structures.  For example, while a seller (or exporter) can require a purchaser (an importer) to prepay for goods shipped, the purchaser (importer) may wish to reduce risk by requiring the seller to document the goods that have been shipped. Banks, financial institutions or other lenders may assist by providing various forms of support, such as a letter of credit provided by the importer’s bank to the exporter (or the exporter's bank) providing for payment upon presentation of certain documents (for example, a bill of lading). The exporter's bank also may make a loan (by advancing funds) to the exporter on the basis of the export contract.

Trade Finance agreements are located primarily in or have exposure to global emerging markets. As such, the Wise Fund is subject to all of the risks typical to investments generally made in emerging markets. In addition, the Wise Fund is subject to risks specific to the trade finance agreements asset class such as liquidity risk, credit rating risk, and counter-party risk. The Wise Fund will only invest in trade finance agreements related securities if it is determined that this investment is in accordance with the Wise Fund’s ethical investment philosophy. Trade finance agreements will be categorized as level 3 investments in the fair value hierarchy. Trade finance agreements are considered illiquid securities as defined by the 1940 Act. The Wise Fund’s investments in trade finance agreements at June 30, 2021 represented 3.66% of the Wise Fund’s net assets.

Bank Time Deposits. In a typical bank deposit, a bank raises funds to invest in various commercial activities from its investors. The bank and its investors both share in the profit and risk of loss of investment in such activities. The bank is responsible for monitoring the underlying investments to make sure that they will achieve the anticipated

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profit rate agreed upon in the contract on the maturity date. If the bank makes any profit by the maturity date, the profits are shared with investors according to a pre-agreed ratio. Conversely, if a loss is made, it is borne by the investors in the absence of gross negligence, fraud or willful default by the bank. The bank provides investors with monthly indicative profit rates for their investments.  Bank time deposits will be categorized as level 2 investment in the fair value hierarchy. The Wise Fund’s investments in bank deposits represented 11.32% of its net assets at June 30, 2021.

The following tables summarize the inputs used to value each Fund’s assets measured at fair value as of June 30, 2021:

Ethical Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$132,541,794	$ -	$ -	$132,541,794
	$132,541,794	$ -	$ -	$132,541,794

There were no significant transfers into or out of level 1, level 2, or level 3 during the period. It is the Ethical Fund’s policy to recognize transfers into and out of level 1, level 2, and level 3 at the end of the reporting period. The Ethical Fund did not hold any derivative instruments at any time during the period ended June 30, 2021.

Wise Fund	Financial Instruments – Assets

Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 14,698,958	$ -	$ -	$ 14,698,958
Real Estate Investment Trusts	537,433	-	-	537,433
Sukuks *	-	139,171,152	-	139,171,152
Trade Finance Agreements *	-	-	7,139,102	7,139,102
Bank Time Deposits	-	22,130,444	-	22,130,444
	$ 15,236,391	$161,301,596	$ 7,139,102	$183,677,089

* Industry classifications for these categories are detailed in each Fund’s Schedule of Investments.

There were no significant transfers into or out of level 1, level 2 or level 3 during the period. It is the Wise Fund’s policy to recognize transfers into and out of level 1, level 2 and level 3 at the end of the reporting period.

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Following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Trade Finance Agreements
Balance as of 6/30/2020	$ 5,587,836
Change in Unrealized Appreciation/(Depreciation)	4,798
Realized Gain/(Loss)	2,500
Purchases	9,201,615
Sales	(7,657,647)
Transfers In/(Out) of Level 3	-
Balance as of 6/30/2021	$ 7,139,102

The Wise Fund uses a pricing service to provide price evaluations for level 3 Trade Finance Agreements. The values supplied by the pricing service under this agreement are determined by market quotations where such quotations are available, fair value where market quotations are not available. Unless otherwise stated the valuations are marked Mid-Market for each transaction and are derived from proprietary models. The quantitative unobservable inputs used by the pricing service may be based upon a number of factors including, but not limited to, current prices quoted, valuation of underlying assets, market liquidity, the pricing service’s proprietary models and assumptions (which are subject to change without notice) and publicly available information.

Note 4.

Transactions with the Adviser and Affiliates

Advisory Agreement - Azzad Asset Management, Inc. (the "Adviser") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Board, directs the investments of the Trust in accordance with the Funds’ investment objectives, policies and limitations. For this service, the Adviser receives a monthly management fee at the annual rate of 0.80% of the average daily net assets for the Ethical Fund.  Between July 1, 2020 and December 31, 2020, the Adviser contractually received a monthly management fee at an annual rate of 1.19% of the average daily net assets for the Wise Fund. Effective January 1, 2021 through May 23, 2021, the Adviser voluntarily reduced such management fee to 0.80% of the average daily net assets for the Wise Fund. Effective as of May 24, 2021, the Adviser contractually reduced its management fee to 0.80% of the average daily net assets for the Wise Fund.

For the year ended June 30, 2021, the Adviser earned $956,440 and $1,683,752 in advisory fees for the Ethical Fund and Wise Fund, respectively. At June 30, 2021, the Adviser was owed $68,985 in advisory fees for the Ethical Fund. At June 30, 2021, the Fund was owed $199,014 in waived fees from the Adviser for the Wise Fund.

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The Funds’ Adviser has agreed to contractually waive all or a portion of its fees or reimburse the Funds for certain operating expenses, to the extent necessary to limit each Fund’s net annual operating expenses (excluding brokerage costs; borrowing costs, including without limitation dividends on securities sold short; taxes; indirect expenses, such as expenses incurred by other investment companies in which the Funds invest; and litigation and other extraordinary expenses) to 0.99% for Ethical Fund of average daily net assets. The fee waiver, expense reimbursement is in effect for a five year period ending December 1, 2023. Between July 1, 2020 and May 23, 2021, the Adviser contractually agreed to reduce the total annual fund operating expenses after fee waiver and/or expense reimbursement to 1.29% of the average daily net assets for the Wise Fund, however, effective January 1, 2021 through Many 23, 2021, the Adviser voluntarily further reduced its annual fund operating expenses after fee waiver and/or expense reimbursement to 0.89% of the average daily net assets for the Wise Fund. Effective Many 24, 2021, the Adviser contractually agreed to reduce the total annual fund operating expenses after fee waiver and/or expenses reimbursement to 0.89% of the average daily net assets for the Wise Fund until at least December 1, 2023. Any waiver or reimbursement of operating expenses by the Adviser is subject to repayment by the respective Fund within three years after such reimbursement or waiver occurred, if the Board approves such reimbursement and the Fund is able to make the repayment without exceeding the expense limitations in place at either the time of the waiver or reimbursement occurred or any expense limitation then in effect. For the year ended June 30, 2021, the Adviser waived fees of $189,591 for the Ethical Fund and $221,139 for the Wise Fund.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Funds.  Fees waived or expenses may be paid to the Adviser during the following three-year period to the extent that payment of such expenses does not cause a Fund to exceed the expense limitation.  As of June 30, 2021, the unreimbursed amounts paid or waived by the Adviser on behalf of the Ethical Fund and Wise Fund are $466,863 and $581,035, respectively.  As of June 30, 2021, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable in Fiscal Year Ending	Ethical Fund	Wise Fund
June 30, 2019	June 30, 2022	$ 130,603	$ 170,492
June 30, 2020	June 30, 2023	$ 146,669	$ 189,404
June 30, 2021	June 30, 2024	$ 189,591	$ 221,139

Sub-advisory Agreement – The Adviser entered into a Sub Advisory Agreement with Ivy Investment Management Company (“IICO”) on January 1, 2021, on behalf of the Ethical Fund. As of April 30, 2021, following a change of control of IICO’s parent company, Delaware Investments Fund Advisers (“DIFA”) replaced IICO as sub-adviser to the Ethical Fund. Under the sub-advisory agreement between the Adviser and DIFA, DIFA earned an annual sub-advisory fee equal to a flat fee of 0.25% of the Ethical Fund’s average daily net assets. The sub-advisory fee was paid to DIFA by the Adviser, not the

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Ethical Fund directly, and therefore does not increase the advisory fees paid by the Ethical Fund. For the period January 1, 2021, through April 30, 2021, IICO earned $97,981 in sub-advisory fees for the Ethical Fund.  For the period May 1, 2021, through June 30, 2021, DIFA earned $27,096 in sub-advisory fees for the Ethical Fund.

The Adviser entered into a Sub Advisory Agreement with Federated Investment Management Company (“Federated”) on March 10, 2014, on behalf of the Wise Fund. The sub-advisory fee paid to Federated is paid by the Adviser, not the Wise Fund and therefore does not increase the advisory fees paid by the Wise Fund. The Wise Fund receives additional research services and investment management expertise, from a reputable investment manager without any additional expense to the Wise Fund. For the year ended June 30, 2021, Federated earned $468,709 in sub-advisory fees for the Wise Fund.

Administrative Agreement - The Funds have an Administrative Agreement with the Adviser.  Pursuant to the Administrative Agreement, the Adviser, subject to the overall supervision and review of the Board, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services and clerical personnel for administering the affairs of the Funds.  As such, each of the Funds pays the Adviser $750 per month, per Fund. For the year ended June 30, 2021, the Adviser earned $8,997 from each Fund for administrative services.  As of June 30, 2021, the Ethical Fund and the Wise Fund owed the Adviser $740, respectively, in administrative fees.

Note 5.

Capital Share Transactions

Each Fund is authorized to issue an unlimited number of shares. There is no par-value on the capital stock.

The following is a summary of capital share activity for the years ended June 30, 2021 and 2020:

Ethical Fund	Year Ended 6/30/2021		Year Ended 6/30/2020
	Shares	Amount	Shares	Amount
Shares Sold	1,480,772	$ 26,916,099	1,669,495	$ 23,627,573
Shares issued in reinvestment of distributions	197,488	3,619,965	195,991	2,879,108
Redemption fees	-	111	-	1,006
Shares redeemed	(1,339,224)	(24,241,697)	(1,339,177)	(19,235,952)
Net Increase	339,036	$ 6,294,478	526,309	$ 7,271,735

As of June 30, 2021, paid-in-capital totaled $81,061,652.

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The following is a summary of capital share activity for the years ended June 30, 2021 and 2020:

Wise Fund	Year Ended 6/30/2021		Year Ended 6/30/2020
	Shares	Amount	Shares	Amount
Shares Sold	9,476,617	$ 103,135,703	6,671,401	$ 70,713,082
Shares issued in reinvestment of distributions	42,543	462,770	61,415	650,884
Redemption fees	-	68	-	434
Shares redeemed	(5,939,335)	(64,566,253)	(5,753,398)	(60,684,919)
Net Increase	3,579,825	$ 39,032,288	979,418	$ 10,679,481

As of June 30, 2021, paid-in-capital totaled $185,966,519.

As of November 1, 2020, the Board approved the removal of the redemption fees. Prior to November 1, 2020, shareholders of the Funds were subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 90 days after their purchase. The tables above reflect the redemption fees collected from shareholders of the Ethical and Wise Funds, respectively, and reclassified to paid-in-capital.

Note 6.

Investment Transactions

For the year ended June 30, 2021, purchases and sales of investment securities other than short-term investments aggregated $75,951,337 and $72,095,748, respectively, for the Ethical Fund. For the year ended June 30, 2021, the purchases and sales of investment securities other than short-term investments aggregated $74,276,244 and $28,470,084, respectively, for the Wise Fund.

Note 7. Concentration of Risk

The Wise Fund invests in securities of non-U.S. and U.S. issuers.  Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.  As of June 30, 2021, the diversification of countries was as follows:

Country	Percentage of Net Assets
Cayman Islands	38.00%
Indonesia	7.89%
Malaysia	7.87%
United States	7.19%
Bahrain	6.41%
Qatar	5.79%
Oman	3.80%
Egypt	2.82%
Kuwait	2.63%

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JUNE 30, 2021

Saudi Arabia	2.39%
Turkey	2.30%
United Arab Emirates	2.26%
Jersey	1.86%
Pakistan	1.63%
Ireland	0.61%
Tunisia	0.52%
Burkina Faso	0.02%

Investing in foreign securities involves risks not typically associated with U.S. investments, including, among others, adverse fluctuations in foreign currency values as well as adverse political, social, and economic developments affecting a foreign country, less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, potential difficulties in enforcing contractual obligations, less revealing accounting practices, inadequate or irregular regulation, and more volatile performance. Foreign financial markets may also have fewer investor protections. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. These factors may prevent the Wise Fund and the Adviser from obtaining information concerning foreign companies that is as frequent, extensive, and reliable as the information available concerning companies in the United States. There is also the risk of confiscation, taxation, currency blockage, or political or social instability.

Changes in the laws of the Cayman Islands, in which the Wise Fund makes investments could negatively affect the Wise Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on entities organized in the Cayman Islands in which the Wise Fund may invest. If Cayman Islands law changes such that a Cayman Islands entity must pay Cayman Islands taxes, Wise Fund shareholders would likely suffer decreased investment returns. Further, entities organized in the Cayman Islands are generally not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Note 8.

Tax Matters

As of June 30, 2021, the tax basis components, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Ethical Fund	Wise Fund
Federal tax cost of investments, including short-term investments	$ 92,039,799	$174,858,229

Gross tax appreciation of investments	$ 41,684,563	$ 9,036,430
Gross tax depreciation of investments	$(1,182,568)	$ (217,570)
Net tax appreciation	$ 40,501,995	$ 8,818,860

Annual Report | 36

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2021

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2021 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Ethical Fund	Wise Fund
Unrealized appreciation on investments	$ 40,501,995	$ 8,818,860
Undistributed ordinary income	556,924	371,874
Undistributed realized gains	15,410,120	274,597
	$ 56,469,039	$ 9,465,331

The Funds paid the following distributions for the years ended June 30, 2021 and 2020:

Ethical Fund
Year Ended	$ Amount	Tax Character
6/30/2021	$ 25,817	Ordinary Income
6/30/2021	$ 6,530,933	Long-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2020	$ 417,110	Ordinary Income
6/30/2020	$ 5,257,234	Long-Term Capital Gain

Wise Fund
Year Ended	$ Amount	Tax Character
6/30/2021	$ 1,592,344	Ordinary Income
6/30/2021	$ 248,133	Long-Term Capital Gain

Year Ended	$ Amount	Tax Character
6/30/2020	$ 2,404,247	Ordinary Income

Note 9.

Distribution Plan

The Funds maintain that certain Amended and Restated Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows each Fund to pay distribution expenditures incurred in connection with the sale and promotion of such Fund and the furnishing of services to shareholders of the Fund.  The Plan provides that the Fund may pay up to a maximum on an annual basis of 0.15% and 0.05% of the average daily value of the net assets of Ethical Fund and Wise Fund, respectively.  Under the Plan,  permitted expenditures include: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that hold Shares for shareholders in omnibus

Annual Report | 37

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2021

accounts or as shareholders of record or provide shareholder support or administrative services to the Fund’s shares and their shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports for each Fund’s shares for recipients other than existing shareholders; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (f) costs of preparing, printing and distributing sales literature; (g) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating the Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Shares, either directly or through other persons with which the Trust has entered into agreements related to the Plan.  Because these expenses are paid out of each Fund’s respective assets on an ongoing basis, over time these expenses may increase the cost of a shareholder’s investment and may cost a shareholder more than paying other types of sales charges.  For the year ended June 30, 2021, the Ethical Fund incurred $179,333 in distribution fees and the Wise Fund incurred $85,723 in distribution fees.

Note 10.  Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the funds under Section 2(a)(9) of the 1940 Act.  As of June 30, 2021, Folio Investments, Inc. (“Folio”), in aggregate, owned approximately 43% and 69% of the shares of the Ethical Fund and the Wise Fund, respectively, for the benefit of others. As a result, Folio may be deemed to control both Funds.

Note 11.  Indemnifications

In the normal course of business, each Fund enters into contracts that contain general indemnification to other parties. A Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 12. Market Risk

Overall market risks may affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair

Annual Report | 38

AZZAD FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2021

market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Impact of COVID-19 – An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Note 13. Subsequent Events

On July 30, 2021, the Wise Fund paid shareholders of record at July 29, 2021, a net investment income distribution of $569,217, equivalent to $0.031246 per share. Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

Annual Report | 39

AZZAD FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  The Azzad Ethical Fund and Azzad Wise Capital Fund,

   each a Series of the Azzad Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Azzad Ethical Fund (the “Ethical Fund”) and Azzad Wise Capital Fund (the “Wise Fund”), each a series of The Azzad Funds, (the “Funds”), including the schedules of investments, as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of June 30, 2021, by correspondence with the custodian, clearing organizations and banks.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds auditor since 2005

Abington, Pennsylvania

August 26, 2021

Annual Report | 40

AZZAD FUNDS

EXPENSE ILLUSTRATION

JUNE 30, 2021 (UNAUDITED)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Ethical Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2021	June 30, 2021	January 1, 2021 to June 30, 2021

Actual	$1,000.00	$1,099.67	$5.15
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.89	$4.96

* Expenses are equal to the Fund's annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Wise Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2021	June 30, 2021	January 1, 2021 to June 30, 2021

Actual	$1,000.00	$1,010.77	$4.44
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.38	$4.46

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report | 41

AZZAD FUNDS

TRUSTEES AND OFFICERS

JUNE 30, 2021 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 72	Trustee, Indefinite, Since 2000	2	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	None
Umbereen R. Ahmed 8220 Crestwood Heights Drive, 1010 Mclean, VA 22102 Age: 47	Trustee, Indefinite, Since 2020	2	Member of the executive sales team at Salesforce (2020 to present). Prior to joining Salesforce, Ms. Ahmed held various sales and executive positions with Microsoft.	None
Damani Ingram, Esq. 8609 Waterside Court, Laurel, MD 20723 Age: 49	Trustee, Indefinite, Since 2020	2	Partner and Managing Attorney of The Ingram Firm, LLC (since 2001 to present), Columbia, MD.	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position & Term with the Trust	Number of Portfolios Overseen	Principal Occupations During Past 5 Years and Current Directorships	Other Directorships Held During Past 5 Years
Bashar Qasem [1] 3141 Fairview Park Drive Suite 355 Falls Church, VA 22042 Age: 56	Chairman, President, Treasurer and Trustee, Indefinite, Since 2001	2	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management Inc. (investment adviser) (1997 to 1999)	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 59	Secretary and Controller Since 2001	2	Vice President and Portfolio Manager of Azzad Asset Management, Inc. (since 2001 and 2008 respectively).	N/A
Manal Fouz* 3141 Fairview Park Drive Suite 355 Falls Church, VA 22041 Age: 47	Chief Compliance Officer Since 2007	2	Operations Manager and Compliance Officer for Azzad Asset Management, Inc. (since 2002 and 2007 respectively )	N/A
Abed Awad, Esq.[2] 777 Terrance Avenue Suite 303 Hasbrouck Hts., NJ 07604 Age: 51	Trustee, Indefinite, Since 2013	2	Partner at Awad & Khoury, Attorneys at Law, Hasbrouck Heights, NJ (since August 2010), Principal at Law Offices of Abed Awad, Clifton, NJ (September 1999 – August 2010)	None

*Manal Fouz is the wife of Bashar Qasem.

1 Bashar Qasem is considered "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.

2 Abed Awad is considered “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he became affiliated with the Adviser as of November 2020.

Annual Report | 42

AZZAD FUNDS

ADDITIONAL INFORMATION

JUNE 30, 2021 (UNAUDITED)

PROXY VOTING POLICY

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, are available without charge upon request by calling the Funds at 1-888-350-3369 and from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC's web site at http://www.sec.gov. The Funds’ Form N-PORT may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The information on Form N-PORT is available without charge, upon requests, by calling (888) 350-3369.

STATEMENT OF ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free (888) 350-3369 to request a copy of the SAI or to make shareholder inquiries.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended June 30, 2021, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Annual Report | 43

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

ADVISORY AND SUB-ADVISORY AGREEMENTS RENEWAL

In connection with a meeting held on May 19, 2021, the Board of Trustees (the “Board” or the “Trustees”) of the Azzad Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (the “Advisory Agreements”) between Azzad Asset Management (the “Adviser”) and the Trust, with respect to the Azzad Ethical Fund and the Azzad Wise Capital Fund (the “Funds”).  At the May 19, 2021 Board meeting, the Trustees also considered the renewal of the sub-advisory agreement (the “Wise Fund Sub-Advisory Agreement”) between the Adviser and Federated Investment Management (“Federated”) with respect to Azzad Wise Capital Fund.  In connection with a meeting held on February 26, 2021, the Trustees considered the approval of the sub-advisory agreement (the “Ethical Fund Sub-Advisory Agreement”) between the Adviser and Delaware Investments Fund Advisers (“DIFA”) with respect to Azzad Ethical Fund.

The Board requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, DIFA and Federated, including financial information, a description of personnel and the services provided to the Funds, information on investment advice and performance; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) benefits to be realized by each of the Adviser, DIFA and Federated from its relationship with the Funds.

In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling in their decision. In reaching their decision to renew the Agreements, the Board considered the factors enumerated below.

ADVISORY AGREEMENTS WITH AZZAD ASSET MANAGEMENT AND EACH OF THE AZZAD ETHICAL FUND AND AZZAD WISE CAPITAL FUND

Nature, Extent and Quality of the Services Provided to the Funds

The Board considered the nature, extent and quality of services provided by the Adviser to each Fund. The Trustees considered the significant resources, time, and money that the Adviser commits to managing the Funds. They considered the unique investment philosophies and strategies of each Fund, the Adviser’s experience overseeing Federated, with respect to Wise Fund and considered its oversight of DIFA with respect to the Ethical Fund. They considered the use of proprietary software used by each Fund to adhere to its investment restrictions and guidelines. The Trustees reviewed the service provided under each Investment Advisory Agreement, including providing Trust officers, voting and recording proxies, coordinating with service providers, overseeing the Funds’ investment strategies and any sub-advisers, and that in the case of the Wise Fund, the Adviser provides a portfolio manager.

Annual Report | 44

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

The Board discussed such services and expressed their satisfaction.  They reviewed the Form ADV, financial data and the compliance policies and procedures provided by the Adviser.  The Board concluded that the Adviser has sufficient experience, financial capabilities, quality and depth of personnel and compliance policies and procedures essential to perform its duties under each Investment Advisory Agreement and that the nature, quality and extent of the advisory services provided to the Funds, as well as the Adviser’s compliance program, were satisfactory to the Board.

Investment Performance of the Funds

The Trustees reviewed each Fund’s performance for prior periods and Ms. Fouz reminded the Trustees that performance is also reviewed at each quarterly Board meeting. The Trustees acknowledged that the Wise Fund had underperformed its peer group average over the 1-year, 3-year and 5-year periods, but had outperformed over the 10-Year and Since Inception periods and that it had outperformed its primary benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index over the 1-year, 5-year, 10-year and Since Inception periods through December 31, 2020.  The Trustees also noted that the Wise Fund had outperformed its peer group average and the ICE BofAML US Corp & Govt 1-3 Yr Index for the quarter ended March 31, 2021. The Trustees noted that the Adviser explained some of the underperformance was due to Wise Fund’s overweight concentration in equity securities, relative to its peers and the benchmark.  The Trustees further considered the Adviser’s assertion that from a concentration and performance point of view, the Wise Fund’s primary benchmark and its peer group are not reflections of the Wise Fund’s holdings in sukuk, bank deposits and equity positions.  The Board considered the Ethical Fund’s 1-year, 3-year, 5-year, 10-year and Since Inception performance through December 31, 2020, and noted that the Ethical Fund had underperformed its peer group average and its benchmark, the Russell Mid Cap Growth Index, over all periods presented. They further considered the Ethical Fund’s performance for the quarter, 1-year, 3-year, 5-year and Since Inception performance through March 31, 2021, and noted that Ethical Fund outperformed the benchmark through the quarter but had underperformed its peer group average over the same period.  The Trustees noted that the Adviser believed that the Ethical Fund’s new model was only implemented in January 2021 and that it would perform well over a longer period.

The Trustees acknowledged receiving attribution information, portfolio characteristics and asset under management information for each Fund and compared such information to the composition of each benchmark and each peer group.  After further discussion, the Trustees concluded that each Fund’s performance was not unreasonable.

Fees and Expenses

The Trustees considered whether the Adviser’s compensation was fair and reasonable considering the services it provides to the Funds. In doing so, the Trustees considered various factors including the resources that the Adviser spends on overseeing and managing the Funds and any sub-advisers. The Trustees noted the Ethical Fund’s

Annual Report | 45

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

advisory fee was 0.80%. The Trustees further noted that Ethical Fund’s expense ratio of 0.99% was lower than its peer group average of 1.11%.  The Trustees noted that the Wise Fund’s advisory fee of 1.19%, was significantly higher that the peer group average. The Trustees discussed the proposed amendment to the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Wise Fund and noted the reduction in the proposed advisory fee from 1.19% to 0.80%. The Trustees observed that Wise Fund’s expense ratio of 1.29% was also higher than both the peer group average and the Morningstar category average expense ratios but noted that under the proposed Amended and Restated Expenses Agreement, Wise Fund’s expense cap would be reduced to from 1.29% to 0.89% of daily net assets.

The Trustees considered each Fund’s investment strategy considering each Fund’s expense ratio. The Trustees noted that the Adviser compensates the Wise Fund’s sub-adviser out of its investment advisory fee and the Adviser utilizes its proprietary screening software in managing the Funds, in accordance with each Fund’s investment mandate. The Trustees considered the ratio of the Adviser’s fees relative to the expenses and the amount of the Adviser’s profit from each Fund in relation to the nature and quality of services it provides to each Fund.  The Trustees agreed that the fees and expenses for both Funds are acceptable, given each Fund’s unique investment strategy.

Profitability

The Trustees reviewed the profitability analysis provided by the Adviser and noted that the Adviser realized profits in connection with its relationship with both Funds but agreed that such profits were reasonable considering the time and effort necessary to manage each Fund. The Trustees considered that the Adviser had waived $174,943 and $207,418 in advisory fees over the past twelve months for Ethical Fund and Wise Fund, respectively, and further considered the Adviser’s assertion that its proposed reduction in Wise Cap’s expense cap would not materially impact the Adviser’s business.  The Trustees acknowledged that the Adviser had no soft dollar arrangements in the previous year. They considered the Administration Agreement between the Trust and the Adviser, on behalf of both Funds, and any compensation paid to the Adviser, noting the Adviser’s costs in administering the Funds exceeds the amount paid by the Funds under each Agreement.  The Trustees concluded that the Adviser is not receiving excessive profitability or ancillary benefits at this time and that consideration of breakpoints is premature while the Adviser is still waiving a portion of its advisory fees.

Economies of Scale

The Trustees discussed economies of scale for each Fund.  The Trustees noted that the Adviser was unsure when economies of scale would be reached and did not have immediate plans to change the fee structure of either Fund.  The Trustees discussed the Adviser’s intent to continue pursuing selling agreements with various financial intermediaries and seeking to attract defined contribution plans. The Trustees determined

Annual Report | 46

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

to revisit the matter of economies of scale at the next renewal of each Investment Advisory Agreement.

Conclusion

Having requested and received all such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of each Investment Advisory Agreement, and as assisted by the advice of counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure was reasonable, and that renewal of each Investment Advisory Agreement was in the best interests of the Trust and shareholders of each Fund.

SUB-ADVISORY AGREEMENT WITH FEDERATED WITH RESPECT TO AZZAD WISE CAPITAL FUND

Nature, Quality and Extent of the Services Provided to the Fund

The Board noted that Federated provides portfolio management services for the Wise Fund, excluding any equity positions. The Trustees reviewed the nature of services that Federated provides the Wise Fund under the terms of the Sub-Advisory Agreement and reviewed in detail Federated’s 15(c) questionnaire responses. The Board considered the portfolio management team’s strong credit analysis background and experience in fixed income securities. The Trustees also noted Federated’s compensation practices and employee review process. They discussed Federated’s compliance program, noting no recent exams, litigation, or material compliance violations. The Trustees noted that Federated’s insurance coverage was sufficient.  The Trustees concluded that it was satisfied with the nature, extent and quality of sub-advisory services provided to the Wise Fund by Federated.

Investment Performance of the Funds

The Trustees revisited the Wise Fund’s performance discussion with respect to Federated and acknowledged that the Wise Fund had underperformed its peer group average over the 1-year, 3-year and 5-year periods through December 31, 2020, but that the Wise Fund had outperformed its peer group over the 10-year and Since Inception periods through December 31, 2020.  The Trustees noted that the Wise Fund had outperformed its benchmark, the ICE BofAML US Corp & Govt 1-3 Yr Index, over all periods presented through December 31, 2020, except for the 3-year period. The Trustees noted that the Adviser explained some underperformance was primarily due to Wise Fund’s overweight concentration in equity securities relative to its peers and the benchmark.  The Trustees noted that the Wise Fund had outperformed each of its peer group average and the ICE BofAML US Corp & Govt 1-3 Yr Index for the quarter ended March 31, 2021. The Trustees considered the Adviser’s assertion that from a concentration and performance point of view, the Wise Fund is unique and therefore the primary benchmark and its peer group do not capture or reflect the Wise Fund’s holdings in sukuk, bank deposits relative

Annual Report | 47

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

to its equity positions. The Trustees concluded that Federated’s contributions to Wise Fund’s performance over the prior periods has been consistent with the long-term investment strategy being pursued by the Wise Fund.

Fees and Expenses

The Trustees acknowledged that Federated’s sub-advisory fee, as highlighted in Schedule 1 of the Sub-Advisory Agreement, is paid by the Adviser, from its advisory fee and not directed by the Wise Fund. The Trustees considered the fees that Federated charges with respect to the Wise Fund and noted that the Federated had granted the Fund a voluntary reduction from its standard fee to 0.25% of assets under management. The Board noted that the Sub-Adviser has stated that it does not benefit from soft dollar arrangements from its trades for the Wise Fund. The Trustees noted that the fees Federated charges and its profit from the Wise Fund, were not unreasonable.

Profitability

The Board discussed the profitability of Federated. The Board reviewed Federated’s expenses with respect to the Wise Fund and noted Federated’s fees earned during the period. The Board concluded that excessive profitability was not an issue at current asset and allocation levels.

Economies of Scale

The Board considered whether economies of scale are present with respect to Federated’s role as sub-adviser to the Wise Fund. The Trustees agreed that economies, with respect to the overall Wise Fund fees and expenses, was primarily an advisory fee issue and should be considered with respect to the Wise Fund’s advisory agreement.

Conclusion

Based on their evaluation of all material factors, the Board, including the Independent Trustees, concluded that the Sub-Advisory Agreement with Federated was fair and reasonable to shareholders, that the Sub-Adviser’s services provided substantial benefits to shareholders, and that the renewal of the Sub-Advisory Agreement was in the best interests of the Wise Fund and its shareholders.

SUB-ADVISORY AGREEMENT WITH DIFA WITH RESPECT TO AZZAD ETHICAL FUND

The Trustees noted that that the sub-advisory agreement with the Ethical Fund’s current sub-adviser, Ivy Investment Management Company (“Ivy”) is expected to terminate on April 30, 2021, due to a change in control at Ivy.  The Board observed that Ivy is a subsidiary of Waddell & Reed Financial, Inc. (“WDR”) and that DIFA is a subsidiary of Macquarie Asset Management (“MAM”) and that a change in control at Ivy is expected

Annual Report | 48

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

to result from MAM’s anticipated April 30, 2021 acquisition of WDR.  The Trustees observed that the new sub-advisory agreement would not result in any changes to the Ethical Fund’s investment objectives, principal strategies, or risks, and it was anticipated that the Ivy portfolio managers would become employees of DIFA and would remain portfolio managers of the Ethical Fund.

Nature, Quality and Extent of the Services Provided to the Funds

The Trustees noted that DIFA, a series of Macquarie Investment Management Business Trust, is an affiliate of MAM and further noted that as of September 30, 2020, MAM had assets under management of $388.5 billion.  The Trustees noted that MAM had provided investment advisory and asset management services for over 50 years. The Trustees considered DIFA’s large infrastructure and considered the operational efficiencies and complementary investment capabilities that may result from combining Ivy’s funds with the MAM platform.  The Trustees noted that, following the acquisition of WDR, MAM would become the second largest asset management partner on the LPL platform and considered the benefits that might come to the Ethical Fund from such scale.  The Trustees reviewed the background information of the key investment personnel, noting their familiarity with current employees of Ivy and portfolio managers for the Ethical Fund. The Trustees noted that both portfolio managers were expected to become MAM employees and remain portfolio managers for the Ethical Fund.  The Trustees discussed DIFA’s bottom-up research approach to investing and noted that DIFA’s mid cap growth strategy seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that DIFA believes are high quality and/or offer above-average growth potential. They noted that DIFA would provide daily investment recommendations with respect to the DIFA mid-cap growth strategy to the Adviser through the same model delivery that the Adviser was accustomed to with Ivy.  The Trustees noted that the Adviser would continue to execute trades based on DIFA’s models, consistent with the Adviser’s current process with Ivy.  The Trustees noted that there had been no recent or pending litigation or regulatory exams that would impact DIFA or the proposed services to Ethical Fund. The Trustees noted that DIFA’s E&O/D&O insurance coverage was sufficient.   The Trustees reviewed the Agreement and noted that it was identical in all material respects to the current sub-advisory agreement between the Adviser and Ivy.  The Board concluded that it was satisfied with the nature, extent, and quality of the proposed sub-advisory services to be provided by DIFA.

Investment Performance of the Ethical Fund

The Trustees considered that although DIFA had not yet provided sub-advisory services to Ethical Fund, the historical performance for DIFA/Ivy’s mid-cap growth strategy (the “DIFA/Ivy Model”) and the performance of the Ethical Fund under the Ivy sub-advisory agreement, should be considered since the model and the portfolio managers were not expected to change.  The Trustees observed that the DIFA/Ivy Model had significantly outperformed its Morningstar category average and its benchmark, the Russell Mid Cap

Annual Report | 49

AZZAD FUNDS

ADDITIONAL INFORMATION (CONTINUED)

JUNE 30, 2021 (UNAUDITED)

Growth TR USD over the 1-year, 5-year, ten-year and Since Inception (January 1, 2005) periods through January 31, 2021.  The Trustees reviewed historical DIFA/Ivy Model commentary and considered DIFA’s explanation for the DIFA/Ivy Model outperformance.  They considered Ethical Fund’s strategy and discussed the continued complementary services and benefits that DIFA’s mid-cap growth strategy model may provide to the Ethical Fund. After discussion, the Trustees concluded that DIFA was qualified, and should be allowed the opportunity to provide mid-cap growth model recommendations to the Adviser.

Fees and Expenses

The Trustees acknowledged that DIFA’s proposed sub-advisory fee would be paid by the Adviser, from the advisory fee and not directly by the Ethical Fund. The Trustees observed that the proposed sub-advisory fee is identical to the sub-advisory fee currently charged by Ivy.  The Trustees considered the fees that DIFA charges for similar sub-advisory services is higher. The Trustees concluded that DIFA’s proposed sub-advisory fees were reasonable.

Profitability

The Trustees considered the estimated profitability to be realized by DIFA in connection with its sub-advisory services to the Ethical Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the services to be provided to the Ethical Fund.  The Board concluded that excessive profitability was not an issue with DIFA at current asset and allocation levels and the Board would further evaluate profitability in the future.

Economies of Scale

The Trustees considered whether DIFA was likely to achieve economies of scale with respect to the sub-advisory services provided to the Ethical Fund.  The Trustees agreed that economies, with respect to the overall Ethical Fund fees and expenses, was primarily an advisory fee issue and should be considered with respect to the Ethical Fund’s advisory agreement.

Conclusion

Having requested and received such information from DIFA as the Trustees believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee structure was not unreasonable, and that approval of the Agreement was in the best interests of the shareholders of the Ethical Fund.

Annual Report | 50

  BOARD OF TRUSTEESn to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus

BOARD OF TRUSTEES
Syed K. Raheemullah
Bashar Qasem
Abed Awad, Esq.
Umbereen R. Ahmed
Damani Ingram, Esq.

INVESTMENT ADVISER
Azzad Asset Management, Inc.

SUB-ADVISER
Federated Investment Management Company
Delaware Investments Fund Advisers

DIVIDEND PAYING AGENT,
SHAREHOLDERS' SERVICING AGENT,
TRANSFER AGENT
Mutual Shareholder Services, LLC

CUSTODIAN
Huntington National Bank, NA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company

LEGAL COUNSEL
Thompson Hine LLP

This report is provided for the general information of the shareholders of the Azzad Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Annual Report | 51

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2021

$ 25,000

FY 2020

$ 25,000

Nature of the fees: Audit of Financial Statements and Auditor Consent

(b)

Audit-Related Fees

Registrant

FY 2021

$ 0

FY 2020

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2021

$ 4,000

FY 2020

$ 4,000

Nature of the fees:

Preparation of Tax services and Filing

(d)

All Other Fees

Registrant

FY2021

$ 0

FY2020

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The board of directors must approve an independent auditor who shall perform any audit or non-audit services for the Azzad Funds prior to such engagement. The board must also approve external auditors who shall perform non audit services that directly relate to the operations or financial reporting of the Azzad Funds for an entity controlled by Azzad Asset Management, Inc., (advisor to the Azzad Funds).

The board of directors must approve any non-audit services that qualify under the deminimis exception described under the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, prior to the completion of an audit.

However, the board is not required to grant pre-approval to engagements established prior to the implementation of this pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

0%

Tax Fees:

0%

All Other Fees:

0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2021

$ 4,000

FY 2020

$ 4,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AZZAD FUNDS

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date September 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     Chairman and Treasurer

Date September 7, 2021